Dreyfus
BASIC Money Market
Fund, Inc.



SEMIANNUAL REPORT August 31, 1999


(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc. covering the six-month period from March 1, 1999 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas Riordan.

Before the reporting period began, financial crises in overseas markets had produced concerns among investors that economies in the U.S. and abroad might slow. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999,
fueling    fears    that    inflationary    pressures    might    re-emerge.

As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second quarter in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal Reserve raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Money Market Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999




DISCUSSION OF FUND PERFORMANCE

Thomas Riordan, Senior Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc.  perform during the period?

For the six-month period ended August 31, 1999, Dreyfus BASIC Money Market Fund, Inc. produced an annualized yield of 4.66% and, taking into account the effects of compounding, an annualized effective yield of 4.76%.(1) The fund provided a total return of 2.40% (2) compared to the Lipper Money Market Funds category average total return of 2.13% for the same period.(3)

What is the fund's investment approach?

There are many factors we consider when managing the fund. We closely monitor the outlook for economic growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board is also a key determinant in our decision as to how best to structure the portfolio.

Based upon our economic outlook, we actively manage the average maturity of the fund in an effort to take advantage of expected changes in interest rates. For example, if we believe that interest rates are likely to fall, we typically will lengthen our average maturity in order to lock in higher prevailing rates. Conversely, in a rising interest-rate environment, we typically will shorten our maturities in order to keep cash available for reinvestment at higher rates in the future.

In terms of investments, the fund is invested in a broad range of high-quality, short-term money market instruments. These instruments can include U.S. government securities, short-term debt obligations issued by banks, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, taxable municipal obligations and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the six-month reporting period began on March 1, 1999, evidence began to emerge that economies around the world had seen the worst of the currency and credit crises that affected Asian, Russian and Latin American markets last summer and fall. In the wake of that market turmoil, the Federal Reserve had reduced short-term interest rates in an attempt to provide liquidity and stimulate economic growth. Its strategy appears to have worked, because concerns arose in the first quarter of 1999 that global and domestic factors may be pushing the U.S. economy towards unsustainable growth.

Between February and May, conflicting economic signals allowed short-term rates to remain relatively stable while longer term bond yields rose. Those signals included signs of economic strength in the consumer sector of the economy and relative weakness in the industrial sector. As a result, most investors saw no compelling reason for the Federal Reserve to either increase interest rates to dampen growth, or to reduce rates in an attempt to stimulate growth.

In June, however, it became clearer that economic growth in the world's major industrialized nations was clearly improving. The U.S. economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output that showed signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Because of concerns that overly rapid economic growth might lead to destructive inflationary pressures, the Federal Reserve increased interest rates twice during the summer of 1999, effectively offsetting most of last fall's rate cuts.

These higher interest rates were generally negative for the fund's existing holdings, but we believe they may enable us to lock in prevailing high yields if interest rates decline due to a slowdown in the domestic economy.


What is the portfolio's current strategy?

Early in the reporting period, the portfolio benefited from our commitment to a longer-than-average maturity. That' s because interest rates did not begin to rise until the second quarter of 1999. Consequently, as long as interest rates remained relatively stable, longer maturities enhanced returns by locking in prevailing yields.

However, when it became clear that robust economic growth was likely to lead to higher interest rates, we began to reduce the fund's average maturity in order to keep cash available for higher yielding money market instruments. More recently, we have once again begun to modestly extend the fund's average maturity. That's because the market appeared to anticipate the Federal Reserve's rate hike in late August, and interest rates were near the high end of their expected range. By modestly extending the fund' s average maturity, we are
attempting   to   lock  in  high  current  yields  as  inflation  fears  abate.

September 14, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 1999 (Unaudited)

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--21.5%                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services (Yankee)

   5.20%, 12/9/1999                                                                          15,000,000               15,000,000

ABN-AMRO Bank N.V. (Yankee)

   5.01%-5.44%, 11/17/1999-4/24/2000                                                         75,000,000  (a)          74,986,475

Bank Austria AG (Yankee)

   5.13%, 2/18/2000                                                                          40,000,000               39,992,819

Commerzbank AG (Yankee)

   5.21%-5.29%, 3/1/2000-5/12/2000                                                           68,000,000               67,991,137

Deutsche Bank AG (Yankee)

   5.14%-5.45%, 2/22/2000-4/10/2000                                                          90,000,000  (a)          89,982,429

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%-5.40%, 5/16/2000-5/25/2000                                                          35,000,000               34,989,162

Merita Bank PLC (Yankee)

   5.30%, 11/8/1999                                                                          25,000,000               25,000,000

Royal Bank of Canada (Yankee)

   5.44%, 4/27/2000                                                                          45,000,000  (a)          44,985,307

Societe Generale (Yankee)

   5.25%, 3/15/2000                                                                           5,000,000                4,998,708

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $397,926,037)                                                                                               397,926,037
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--38.5%
------------------------------------------------------------------------------------------------------------------------------------

Atlantis One Funding

   5.92%, 2/22/2000                                                                          54,055,000                52,552,721

BankAmerica Corp.

   4.96%, 10/7/1999                                                                          25,000,000                24,879,250

Ciesco L.P.

   5.36%, 10/14/1999                                                                         18,565,000                18,447,030

Den Norske Bank ASA

   5.26%, 11/19/1999                                                                         50,000,000                49,432,736

Donaldson, Lufkin, & Jenrette Inc.

   5.31%-5.33%, 10/18/1999-10/22/1999                                                        30,000,000                29,782,839

Finova Capital Corp.

   5.04%-6.01%, 9/22/1999-3/14/2000                                                          80,000,000                78,977,016

General Electric Capital Corp.

   4.91%-4.95%, 9/13/1999-9/14/1999                                                          75,000,000                74,876,076

General Electric Capital Services Inc.

   5.27%, 11/12/1999                                                                         50,000,000                49,483,000



                                                                                             Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

   5.22%, 10/29/1999                                                                         15,000,000                14,875,783

Heller Financial, Inc.

   5.31%, 10/7/1999                                                                          25,000,000                24,869,000

Hertz Corp.

   5.18%, 9/23/1999                                                                          50,000,000                49,843,861

Lehman Brothers Holdings, Inc.

   5.38%, 9/8/1999                                                                           70,000,000                69,927,180

Morgan (J.P.) & Co.

   4.98%-5.61%, 12/10/1999-3/13/2000                                                         75,000,000                73,212,972

Paine Webber Group Inc.

   5.08%, 9/20/1999                                                                          15,000,000                14,960,813

Prudential Funding Corp.

   5.50%, 9/1/1999                                                                           15,000,000                15,000,000

Spintab AB

   5.04%-5.27%, 9/17/1999-11/8/1999                                                          70,000,000                69,561,042

TOTAL COMMERCIAL PAPER

  (cost $710,681,319)                                                                                                 710,681,319
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--19.3%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   5.19%-5.63%, 9/10/1999-9/1/2000                                                           71,000,000  (a)          71,006,683

CIT Group Holdings, Inc.

   5.38%-5.47%, 9/29/1999-11/2/1999                                                          70,000,000  (a)          69,997,514

GTE Corporation

   5.20%, 6/12/2000                                                                          85,000,000  (a)          84,957,391

Heller Financial Inc.

   5.30%-5.50%, 9/8/1999-7/7/2000                                                            60,000,000  (a)          60,034,671

Paine Webber Group Inc.

   5.41%-5.49%, 3/3/2000-4/20/2000                                                           70,000,000  (a)          70,000,000

TOTAL CORPORATE NOTES

  (cost $355,996,259)                                                                                                355,996,259
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--2.2%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  5.06%-5.09%, 10/4/1999-11/9/1999

   (cost $40,000,000)                                                                        40,000,000  (b,c)        40,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

SHORT-TERM BANK NOTES--10.1%                                                                    Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Fleet National Bank

   5.51%, 7/13/2000                                                                          50,000,000  (a)          49,979,279

Key Bank N.A.

   5.17%-5.26%, 10/15/1999-3/24/2000                                                         86,000,000  (a)          85,998,301

Old Kent Bank & Trust Co.

   5.46%, 6/2/2000                                                                           25,000,000  (a)          24,989,131

Societe Generale

   4.86%, 4/20/2000                                                                          25,000,000  (a)          24,992,078

TOTAL SHORT-TERM BANK NOTES

  (cost $185,958,789)                                                                                                185,958,789
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--8.5%
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Hypo Vereinsbank (Grand Cayman)

   5.56%, 9/1/1999                                                                           47,785,000               47,785,000

Chase Manhattan Bank (London)

   5.56%, 9/1/1999                                                                           50,000,000               50,000,000

Societe Generale (Grand Cayman)

   5.56%, 9/1/1999                                                                           60,000,000               60,000,000

TOTAL TIME DEPOSITS

  (cost $157,785,000)                                                                                                157,785,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,848,347,404)                                                                         100.1%            1,848,347,404

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)               (2,736,804)

NET ASSETS                                                                                       100.0%            1,845,610,600

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B) THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
    OR SELL.

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED
FROM 1/7/1999-2/12/1999 AT A COST OF $40,000,000 FOR GOLDMAN SACHS GROUP L.P. AT
AUGUST 31,1999, THE AGGREGATE VALUE OF THESE SECURITIES IS $40,000,000 MILLION
REPRESENTING APPROXIMATELY 2.2% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMTENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999 (Unaudited)

                                                     Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,848,347,404 1,848,347,404

Cash                                                                  9,016,243

Interest receivable                                                  13,960,092

Prepaid expenses                                                         34,807

                                                                  1,871,358,546
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           652,595

Payable for investment securities purchased                          25,000,000

Accrued expenses                                                         95,351

                                                                     25,747,946
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,845,610,600
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,846,186,755

Accumulated net realized gain (loss) on investments                   (576,155)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,845,610,600
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,846,186,755

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended August 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     47,555,486

EXPENSES:

Management fee--Note 2(a)                                            4,635,134

Shareholder servicing costs--Note 2(b)                                 694,911

Custodian fees                                                          56,191

Prospectus and shareholders' reports                                    38,313

Professional fees                                                       26,288

Registration fees                                                       21,238

Directors' fees and expenses--Note 2(c)                                 13,297

TOTAL EXPENSES                                                       5,485,372

Less--reduction in management fee due to
   undertaking--Note 2(a)                                           (1,339,204)

NET EXPENSES                                                         4,146,168

INVESTMENT INCOME--NET, representing net increase in net assets
   resulting from operations                                        43,409,318

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                          August 31, 1999           Year Ended

                                              (Unaudited)    February 28, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         43,409,318           91,050,300

Net realized gain (loss) from investments              --              (10,215)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   43,409,318           91,040,085
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (43,875,599)         (90,832,870)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share) ($):

Net proceeds from shares sold                 946,329,742        1,895,302,928

Dividends reinvested                           41,437,229           85,757,851

Cost of shares redeemed                      (979,354,247)      (1,868,574,753)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   8,412,724          112,486,026

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,946,443          112,693,241
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                         1,837,664,157        1,724,970,916

END OF PERIOD                               1,845,610,600        1,837,664,157

Undistributed investment income--net                  --               466,281

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                           August 31, 1999                  Fiscal Year Ended February,
                                                             ---------------------------------------------------------------
                                                (Unaudited)  1999         1998          1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):


Net asset value, beginning of period                  1.00   1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .024    .051         .053          .051           .058          .046

Distributions:

Dividends from investment
   income--net                                       (.024)  (.051)       (.053)        (.051)         (.058)        (.046)

Net asset value, end of period                        1.00   1.00         1.00          1.00           1.00           1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.76(a)   5.19         5.38          5.19           5.97          4.73
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(a)    .45          .45           .45            .31           .18

Ratio of net investment income
   to average net assets                           4.67(a)   5.08         5.28          5.08           5.82          4.70

Decrease reflected in above expense
   ratios due to undertakings by
   the Manager                                      .14(a)    .13          .24           .23            .31           .46

Net Assets, end of period
   ($ x 1,000)                                1,845,611 1,837,664     1,724,971     1,793,992      2,098,292    1,623,242

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $9,774 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends
daily   from   investment   income-net.   Such  dividends  are  paid   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $576,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1999. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005, $84,000 expires in fiscal 2006 and $10,000 expires in fiscal 2007.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of
the   fund'  s   average   daily   net   assets.  The  reduction  in  managemen

fee, pursuant to the undertaking, amounted to $1,339,204 during the period ended August 31, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1999, the fund was charged $523,654 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $148,595 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  123SA998